UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2008 (June 2, 2008)

EPIC ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-31357	94-3363969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Lake Robbins Dr., Suite 160 The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (281)-419-3742

10655 SIX PINES Suite 210 The Woodlands, Texas 77380
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

As previously reported in the Form 8-K filing dated December 7, 2007 of Epic Energy Resources, Inc. (the "Company"), in December 2007, the Company entered into security purchase agreements with various purchasers for the sale of $20,250,000 aggregate principal amount of 10% secured debentures (the "Debentures") and warrants to purchase shares of the Company's common stock. The description of the Debentures and related transaction documents herein is qualified in its entirety by the transaction documents filed with the Securities and Exchange Commission as exhibits to the Company's Form 8-K filed December 7, 2007.

On December 1, 2008, which was the due date of the first quarterly principal redemption payment of the Debentures, the Company did not pay amounts due to the Debenture holders in an aggregate principal amount of $1,265,000. Interest shall accrue at the lesser of 18% per annum of the maximum rate permitted under applicable law until this amount is paid in full.

This failure to pay also represents an “Event of Default” under the Debentures. Upon an Event of Default, at the Debenture holder’s election, the outstanding principal amount of the Debenture, plus accrued but unpaid interest, liquidated damages and other amounts owing, shall become immediately due and payable in cash at the “Mandatory Default Amount.” The “Mandatory Default Amount” is defined in the Debenture as the sum of:

“(i) the greater of (A) 130% of the outstanding principal amount of the Debenture, plus 100% of accrued and unpaid interest, or (B) the outstanding principal amount of this Debenture, plus all accrued and unpaid interest hereon, divided by the ‘Quarterly Conversion Price’ [defined as the price calculated during the 10 trading day period immediately prior to the quarterly redemption payment] on the date the Mandatory Default Amount is either (a) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (b) paid in full, whichever has a lower Quarterly Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, and

(ii) all other amounts, costs, expenses and liquidated damages due in respect of the Debenture.”

By way of example only, “amounts, costs, expenses” consist of late fees, penalties for failure to timely deliver share certificates and transfer taxes.

Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of the Debenture, the interest rate shall accrue at a rate equal to the lesser of 18% per annum of the maximum rate permitted under applicable law.

In addition, the Company did not satisfy the requirement of the Debentures that a registration statement covering the shares into which the Debentures and Warrants are convertible be declared effective with the SEC by June 2, 2008. This constituted an “Event of Default” under the Debentures as described above. The Debenture provisions concerning an Event of Default are described above in this Item 2.04. Subsequent to June 2, 2008, the registration statement was declared effective.

Pursuant to the security purchase agreement, the Agent, Whitebox Convertible Arbitrage Partners, LP, shall also have the right to take possession of the certain collateral, on behalf of the secured parties.

Item 3.02	Unregistered Sales of Equity Securities

To the extent applicable, the contents of Item 5.02 below are incorporated into this Item 3.02 by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On November 28, 2008, the Company, and all its affiliates, subsidiaries, successors, and assigns entered into a Separation and Release Agreement (the “Separation Agreement”) with David Reynolds. Mr. Reynolds resigned from his position as Executive Vice President and Secretary of the Company, effective October 31, 2008. Under the Separation Agreement, Mr. Reynolds is entitled to receive a lump sum severance payment in the amount of $12,500 as well as the $204 cost of one year of group life insurance previously provided by the Company. All stock options, reflected in the table below, previously granted to Mr. Reynolds, will immediately vest. The Company agreed to extend the expiration date of current options per the table below:

Options	Exercise Price Per Share	Original Expiration Date	Extended Expiration Date
100,000 non-qualified options	$0.50	10/24/2008	10/24/2011
100,000 non-qualified options	$3.00	10/24/2008	10/24/2011
142,500 non-qualified options	$3.30	12/31/2012	12/31/2012

The Company also granted Mr. Reynolds 120,000 restricted shares of the Company. The closing price of the Company’s common stock at the date of the grant, which was on November 28, 2008, was $0.14. A copy of the Separation Agreement is filed with this report as Exhibit 10.1 and is incorporated herein by reference. The summary of the Separation Agreement set forth above is qualified in its entirety by reference to the text of the Separation Agreement.

These issuances were granted based on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state laws pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D. These issuances qualified for this exemption from registration because (i) the Company did not engage in any general solicitation or advertising to market the securities; (ii) Mr. Reynolds was provided the opportunity to ask questions and receive answers from the Company regarding the issuance; (iii) the securities were issued to a person with knowledge and experience in financial and business matters so that he is capable of evaluating the merits and risks of an investment in the Company; (iv) Mr. Reynolds is an accredited investor and (v) he received “restricted securities.”

Item 7.01	Regulation FD Disclosure.

On December 2, 2008, the Company issued a press release entitled “EPiC Energy Resources To Delay Payment Of Quarterly Redemption.” The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached to, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1	Separation and Release Agreement
Exhibit 99.1	Press release dated December 2, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIC ENERGY RESOURCES, INC.

Date: December 3, 2008	By:	/s/ Michael Kinney
Michael Kinney, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Separation and Release Agreement
Exhibit 99.1	Press release dated December 2, 2008